UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2022

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2022, C-Bond Systems, Inc. (the “Company”) received an Order Directing Examination and Designating Officers to Take Testimony (a “Formal Order”) from the SEC. The Formal Order authorizes that an examination be made to determine whether a stop order should be issued under Section 8(d) of the Securities Act of 1933, as amended, with respect to the Company’s Registration Statement on Form S-1 (File No. 333-261472), and any supplements and amendments thereto (the “Form S-1”). The Formal Order indicates that the Form S-1 may be deficient in that it may contain untrue statements of material fact or omit to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading concerning, among other things, the Company’s revenue and financial condition.

On April 11, 2022, the Company’s management determined, in consultation with Salberg & Company, P.A., the Company’s independent registered public accounting firm (“Salberg”), and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), that the Company’s consolidated financial statements for the year ended December 31, 2020 (“Fiscal 2020”) included in the Company’s Annual Report on Form 10-K, filed with the SEC on April 14, 2021 (the “2020 Form 10-K”), and in the Form S-1 should be restated and should no longer be relied upon due to revenue recognition for one customer. The Company expects that the restatement will have the cumulative effect of decreasing the Company's reported revenue for fiscal 2020 by $102,569 and decreasing the Company’s bad debt expense for the same period by $102,569. There is no effect on Company’s reported net loss for Fiscal 2020 or on the financial condition of the Company at December 31, 2020. The Company will include the restated results for Fiscal 2020, in an amendment to the 2020 Form 10-K to be filed by the Company with the SEC no later than April 15, 2022.

After re-evaluation, the Company’s management has concluded that that a material weakness existed in its revenue recognition during Fiscal 2020, primarily as a result of personnel who are no longer with the Company. The Company has taken remedial action to ensure this does not occur in the future.

On March 31, 2022, the Company filed a Form 12b-25 Notification of Late Filing (the “Form 12b-25”) relating to its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”), and expects to file the 2021 Form 10-K no later than April 15, 2022, the extended due date of the 2021 Form 10-K.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Salberg.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: April 13, 2022	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer

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